                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
            SIX-MONTH DISTRIBUTION HISTORY       5
                          ASSET ALLOCATION       5
                       COUPON DISTRIBUTION       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      13
             NOTES TO FINANCIAL STATEMENTS      19

     FUND OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.04%      1.66%      1.56%
-------------------------------------------------------------------------
Six-month total return(2)               (2.76%)    (2.30%)       .56%
-------------------------------------------------------------------------
One-year total return(2)                (4.23%)    (3.95%)    (1.12%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.89%      4.86%      5.09%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.66%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.49%      4.93%(3)    4.05%
-------------------------------------------------------------------------
Commencement date                      07/16/84   12/20/91   03/10/93
-------------------------------------------------------------------------
Distribution Rate(4)                      5.52%      5.06%      5.07%
-------------------------------------------------------------------------
SEC Yield(5)                              4.82%      4.29%      4.31%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000.

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

SIX-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0500
11/99                                                                           0.0500
12/99                                                                           0.0500
1/00                                                                            0.0500
2/00                                                                            0.0465
3/00                                                                            0.0465

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

ASSET ALLOCATION

(as a percentage of long-term investments)
    [BAR GRAPH]

                                                                       MARCH 31, 2000                   SEPTEMBER 30, 1999
                                                                       --------------                   ------------------
FNMA                                                                        39.0                               27.0
U.S. Treasuries                                                             30.0                               27.0
GNMA                                                                        20.0                               43.0
FHLMC                                                                       11.0                                3.0

COUPON DISTRIBUTION

(as a percentage of long-term investments)
    [BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    7.5
6-6.9%                                                                           39.1
7-7.9%                                                                           24.3
8-8.9%                                                                           19.0
9-9.9%                                                                            5.1
10% or more                                                                       5.0

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. JOHN R. REYNOLDSON, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1988 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1977. HE IS JOINED BY PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A   A combination of factors pushed
short- and long-term interest rates in opposite directions during the reporting period. The result was a dramatic change in the nature of the yield curve, which measures yields of Treasury securities at maturities ranging from 1 year to 30 years. Short-term interest rates rose sharply as the Federal Reserve Board raised the federal funds rate to head off potential inflation. Meanwhile, yields on 30-year Treasury bonds declined from 6.06 percent to 5.83 percent during the reporting period.

    The sharp upward movement on the short end of the yield curve, coupled with the modest drop in long-term bond yields, produced a negative yield curve in which 30-year bonds yielded less than their 2-year counterparts. This "inverted" configuration is highly unusual and primarily reflects the Fed's restrictive monetary policy and the expected government buyback of longer-term Treasury securities over the coming years.

Q   WHAT HAPPENED TO MORTGAGE-
    BACKED SECURITIES DURING THIS TIME?

A   As the reporting period began, the
yield spread between 10-year Treasury notes and mortgages was narrowing as investors came to the view that Y2K computer concerns were overblown, precipitating an outperformance of mortgage securities during that period. In general, bonds that do not carry a government "guarantee" tend to outperform Treasury securities during periods when investors perceive economic risks to be receding. In mid-January, however, spreads began to widen again amid fears that the Treasury Department's aggressive buyback plan would severely limit the supply of Treasury debt in the future. The subsequent heightened demand for long-term Treasury securities boosted the sector's price and lowered its yield, increasing the spread relative to mortgages.

    Overall market volatility, as measured by the price action of Treasury securities, remained low and actually declined during the period. As a result, there was no strong relative mispricing between coupons of various mortgage-backed securities. In effect, the mortgage market became more fairly valued given the absence of an investor bias towards more yield--a response typical of a defensive environment--or towards lower-coupon mortgages that might outperform during a period of falling interest rates. Having said this, investors showed a clear preference for GNMA securities in the last weeks of the reporting period, as questions arose regarding the precise nature of the government backing for Fannie Mae and Freddie Mac mortgages. GNMA securities carry an iron-clad government guarantee, a backing that is not in dispute.

Q   WHAT WERE YOUR STRATEGIES FOR
    MANAGING THE PORTFOLIO DURING THIS PERIOD?

A   We entered the reporting period
with a slight overweighting in mortgage securities in the portfolio. As a result, the Fund was positioned to benefit when credit spreads narrowed and mortgages outperformed Treasuries during the last quarter of 1999. As spreads subsequently narrowed, we gradually reduced the Fund's mortgage-backed exposure from 71 percent of portfolio assets on September 30, 1999, to 50 percent as of March 31, 2000. As our mortgage-backed position was pared back, we overweighted three- to five-year agency debt holdings as a means of maintaining the Fund's exposure to the non-Treasury sector. Also, we gradually increased the Fund's duration to slightly above neutral as the reporting period unfolded, due to the drop in long-term interest rates.

    From a portfolio management perspective, it is important to note that the recent widening of credit spreads and consequent outperformance of Treasury securities has not been accompanied by an unusual amount of Treasury-market volatility. This is significant because price volatility typically has signaled a buying opportunity for mortgage-backed securities, as their prices become more attractive relative to Treasuries. The current widening of spreads, however, is not the result of investors seeking safety in the Treasury market--an event that often creates above-average volatility--but rather a reaction to the Treasury's buyback program. Accordingly, we resisted adding to the Fund's weighting in mortgage-backed securities during the first quarter of 2000, despite the significant widening of credit spreads over that period.

Q   HOW DID THE FUND'S STRATEGIES
    CONTRIBUTE TO PERFORMANCE?

A   The Fund's significant
overweighting of mortgage securities early in the reporting period allowed us to participate fully in the outperformance of these securities between October and mid-January. At the same time, our subsequent reduction in the Fund's mortgage weighting helped reduce exposure to that sector's underperformance when spreads widened. The Fund also benefited from the drop in long-term bond yields as a result of its modest increase in portfolio duration to 5.9 years.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   For the six-month period ended
March 31, 2000, the Fund generated a total return of 2.04 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 2.28 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. For additional performance results, please refer to the chart and footnotes on page 3.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE MONTHS AHEAD?

A   We believe that the Fed will raise
interest rates again in the near term. In that environment, we expect to maintain a more neutral posture with respect to the Fund's duration and weightings in mortgage-backed securities. However, we will closely monitor what we believe is a highly fluid environment within the domestic economy and financial markets. In particular, we will be on the alert for signs that the current round of Fed tightenings might be nearing an end, either as a result of a natural slowdown in economic activity, or because of stock-market volatility.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                      MARKET
 (000)             DESCRIPTION          COUPON         MATURITY             VALUE
          MORTGAGE-BACKED SECURITIES  49.0%
$26,469   Federal Home Loan Mortgage
          Corp. Gold 30 Year Pools..... 7.000%   02/01/23 to 10/01/24   $   25,506,632
4,165     Federal Home Loan Mortgage
          Corp. Gold 30 Year Pools..... 7.500    01/01/22 to 06/01/24        4,102,657
931       Federal Home Loan Mortgage
          Corp. Gold 30 Year Pools..... 8.000    07/01/24 to 09/01/24          935,764
0         Federal Home Loan Mortgage
          Corp. Gold 30 Year Single.... 11.000   02/01/14                          241
34,950    Federal National Mortgage
          Association.................. 6.000    04/01/13                   32,912,444
24,339    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................ 6.000    01/01/09 to 01/01/10       23,148,383
54,662    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................ 6.500    12/01/07 to 12/01/12       52,664,124
19,353    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................ 7.500    03/01/02 to 09/01/12       19,351,600
69,125    Federal National Mortgage
          Association Pools............ 6.000    02/01/28 to 07/01/29       62,914,297
139,352   Federal National Mortgage
          Association Pools............ 6.500    05/01/23 to 11/01/28      130,985,177
101,454   Federal National Mortgage
          Association Pools............ 7.000    12/01/24 to 12/01/29       97,697,242
8,062     Federal National Mortgage
          Association Pools............ 7.500    03/01/22 to 10/01/24        7,937,815
74        Federal National Mortgage
          Association Pools............ 8.000    09/01/24 to 11/01/24           75,356
146       Federal National Mortgage
          Association Pools............ 11.500   02/01/13 to 05/01/19          162,824
1,920     Federal National Mortgage
          Association Pools............ 12.000   03/01/13 to 01/01/16        2,147,690
96,314    Government National Mortgage
          Association Pools............ 6.000    11/15/28 to 01/15/29       88,226,348

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)             DESCRIPTION          COUPON         MATURITY             VALUE
          MORTGAGE-BACKED SECURITIES (CONTINUED)
$30,083   Government National Mortgage
          Association Pools............ 6.500%   07/15/24 to 09/15/29   $   28,480,275
101,250   Government National Mortgage
          Association Pools............ 7.000    01/15/23 to 09/15/29       98,441,791
33,099    Government National Mortgage
          Association Pools............ 7.500    02/15/07 to 08/15/24       32,885,808
23,722    Government National Mortgage
          Association Pools............ 8.000    07/15/07 to 10/15/25       24,180,826
14,847    Government National Mortgage
          Association Pools............ 8.500    09/15/04 to 12/15/21       15,329,153
13,261    Government National Mortgage
          Association Pools............ 9.000    11/15/17 to 12/15/19       13,863,811
80        Government National Mortgage
          Association Pools............ 11.000   01/15/10 to 11/15/20           88,579
2,717     Government National Mortgage
          Association Pools............ 12.000   06/15/11 to 08/15/15        3,054,750
1,168     Government National Mortgage
          Association Pools............ 12.500   05/15/10 to 07/15/18        1,325,548
                                                                        --------------
          TOTAL MORTGAGE-BACKED SECURITIES  49.0%....................      766,419,135
                                                                        --------------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  16.3%
30,000    Federal Home Loan Bank....... 5.125    9/15/03                    28,259,100
30,000    Federal Home Loan Mortgage
          Corp......................... 5.000    1/15/04                    27,938,700
30,000    Federal Home Loan Mortgage
          Corp......................... 6.250    7/15/04                    29,072,700
30,000    Federal National Mortgage
          Association.................. 5.750    4/15/03                    29,063,100
30,000    Federal National Mortgage
          Association.................. 5.750    6/15/05                    28,270,800
60,000    Federal National Mortgage
          Association.................. 6.000    5/15/08                    55,591,800
25,000    Federal National Mortgage
          Association.................. 6.250    11/15/02                   24,585,250
35,000    Federal National Mortgage
          Association.................. 6.250    5/15/29                    31,679,200
                                                                        --------------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...................      254,460,650
                                                                        --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000 (Unaudited)

  PAR
AMOUNT                                                                      MARKET
 (000)             DESCRIPTION          COUPON         MATURITY             VALUE
          U.S. TREASURY OBLIGATIONS  28.9%
$35,000   United States Treasury
          Bonds........................ 6.125%   11/15/27               $   35,356,300
100,000   United States Treasury
          Bonds........................ 8.000    11/15/21                  121,792,000
105,000   United States Treasury
          Bonds (a).................... 8.125    08/15/19                  127,678,950
40,000    United States Treasury
          Bonds (a).................... 9.250    02/15/16                   52,058,400
10,000    United States Treasury
          Bonds........................ 9.375    02/15/06                   11,456,300
22,000    United States Treasury
          Bonds........................ 10.375   11/15/12                   27,085,080
10,000    United States Treasury
          Bonds........................ 10.750   08/15/05                   11,936,700
22,000    United States Treasury
          Bonds........................ 12.000   08/15/13                   29,750,160
10,000    United States Treasury
          Notes........................ 7.000    07/15/06                   10,340,600
25,000    United States Treasury
          Notes (a).................... 7.500    11/15/01                   25,377,000
                                                                        --------------
          TOTAL U.S. TREASURY OBLIGATIONS............................      452,831,490
                                                                        --------------

          FORWARD PURCHASE COMMITMENTS  3.1%
50,000    Federal Home Loan Mortgage
          Corp. April Forward.......... 7.500    TBA                        49,172,000
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $1,536,638,680)..............................................    1,522,883,275
REPURCHASE AGREEMENT  5.5%
  Goldman Sachs ($86,405,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/00, to be sold on
  04/01/00 at $86,449,643)
  (Cost $86,405,000).................................................       86,405,000
                                                                        --------------
TOTAL INVESTMENTS  102.8%
  (Cost $1,623,043,680)..............................................    1,609,288,275

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.8%)........................      (44,121,716)
                                                                        --------------

NET ASSETS  100.0%...................................................   $1,565,166,559
                                                                        ==============

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,623,043,680).....................  $1,609,288,275
Receivables:
  Interest..................................................      16,946,608
  Fund Shares Sold..........................................       3,169,995
  Variation Margin on Futures...............................         231,250
Other.......................................................         210,432
                                                              --------------
    Total Assets............................................   1,629,846,560
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      49,218,750
  Fund Shares Repurchased...................................       7,379,088
  Income Distributions......................................       3,926,804
  Distributor and Affiliates................................       1,199,672
  Investment Advisory Fee...................................         707,387
  Custodian Bank............................................           1,031
Forward Commitments.........................................       1,393,356
Trustees' Deferred Compensation and Retirement Plans........         500,353
Accrued Expenses............................................         353,560
                                                              --------------
    Total Liabilities.......................................      64,680,001
                                                              --------------
NET ASSETS..................................................  $1,565,166,559
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,114,952,871
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (3,791,181)
Net Unrealized Depreciation.................................     (14,050,324)
Accumulated Net Realized Loss...............................    (531,944,807)
                                                              --------------
NET ASSETS..................................................  $1,565,166,559
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,485,770,537 and 154,452,954 shares of
    beneficial interest issued and outstanding).............  $         9.62
    Maximum sales charge (4.75%* of offering price).........             .48
                                                              --------------
    Maximum offering price to public........................  $        10.10
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $65,093,762 and 6,774,890 shares of
    beneficial interest issued and outstanding).............  $         9.61
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,302,260 and 1,492,418 shares of
    beneficial interest issued and outstanding).............  $         9.58
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  56,706,118
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      4,425,803
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,938,811, $389,618 and $77,211,
  respectively).............................................      2,405,640
Shareholder Services........................................      1,530,188
Custody.....................................................        134,453
Trustees' Fees and Related Expenses.........................        111,239
Legal.......................................................         51,754
Other.......................................................        338,215
                                                              -------------
    Total Expenses..........................................      8,997,292
    Less Credits Earned on Cash Balances....................         13,587
                                                              -------------
    Net Expenses............................................      8,983,705
                                                              -------------
NET INVESTMENT INCOME.......................................  $  47,722,413
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (37,357,266)
  Futures...................................................        349,330
  Forward Commitments.......................................       (909,845)
                                                              -------------
Net Realized Loss...........................................    (37,917,781)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (34,165,641)
                                                              -------------
  End of the Period:
    Investments.............................................    (13,755,405)
    Futures.................................................      1,098,437
    Forward Commitments.....................................     (1,393,356)
                                                              -------------
                                                                (14,050,324)
                                                              -------------
Net Unrealized Appreciation During the Period...............     20,115,317
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (17,802,464)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  29,919,949
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2000 and the Year Ended September 30, 1999 (Unaudited)

                                                       SIX MONTHS
                                                         ENDED            YEAR ENDED
                                                     MARCH 31, 2000   SEPTEMBER 30, 1999
                                                     -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $   47,722,413     $  115,282,053
Net Realized Loss...................................    (37,917,781)       (54,139,987)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     20,115,317       (118,326,058)
                                                     --------------     --------------
Change in Net Assets from Operations................     29,919,949        (57,183,992)
                                                     --------------     --------------
Distributions from Net Investment Income............    (47,722,413)      (115,469,267)
Distributions in Excess of Net Investment Income....     (2,183,525)        (3,445,052)
                                                     --------------     --------------
Distributions from and in Excess of Net Investment
  Income*...........................................    (49,905,938)      (118,914,319)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................    (19,985,989)      (176,098,311)
                                                     --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    236,078,294        673,923,927
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     29,066,650         68,040,278
Cost of Shares Repurchased..........................   (481,295,109)      (870,866,313)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................   (216,150,165)      (128,902,108)
                                                     --------------     --------------
TOTAL DECREASE IN NET ASSETS........................   (236,136,154)      (305,000,419)
NET ASSETS:
Beginning of the Period.............................  1,801,302,713      2,106,303,132
                                                     --------------     --------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $3,791,181 and $1,607,656, respectively)....... $1,565,166,559     $1,801,302,713
                                                     ==============     ==============
* Distribution by Class
----------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares.................................... $  (47,412,842)    $ (111,541,874)
  Class B Shares....................................     (2,083,363)        (6,353,822)
  Class C Shares....................................       (409,733)        (1,018,623)
                                                     --------------     --------------
                                                     $  (49,905,938)    $ (118,914,319)
                                                     ==============     ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                     NINE
                                MONTHS                  MONTHS
                                ENDED     YEAR ENDED     ENDED        YEAR ENDED DECEMBER 31,
       CLASS A SHARES          MAR. 31,   SEPT. 30,    SEPT. 30,   ------------------------------
                                 2000        1999        1998        1997       1996       1995
                               ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $  9.721    $ 10.637    $ 10.259    $ 10.045   $  10.55   $   9.67
                               --------    --------    --------    --------   --------   --------
  Net Investment Income......      .277        .608        .483        .659       .689        .67
  Net Realized and Unrealized
    Gain/Loss................     (.085)      (.896)       .383        .215      (.504)     .8985
                               --------    --------    --------    --------   --------   --------
Total from Investment
  Operations.................      .192       (.288)       .866        .874       .185     1.5685
                               --------    --------    --------    --------   --------   --------
Less Distributions from and
  in Excess of Net Investment
  Income.....................      .293        .628        .488        .660       .690      .6885
                               --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  9.620    $  9.721    $ 10.637    $ 10.259   $ 10.045   $  10.55
                               ========    ========    ========    ========   ========   ========

Total Return (a).............     2.04%*     (2.71%)      8.62%*      9.16%      1.90%     16.77%
Net Assets at End of the
  Period (In millions).......  $1,485.8    $1,688.8    $1,933.8    $1,930.4   $2,156.4   $2,544.5
Ratio of Expenses to Average
  Net Assets (b).............     1.03%       1.02%       1.02%       1.03%      1.06%      1.01%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................     5.76%       6.01%       6.30%       6.62%      6.88%      6.62%
Portfolio Turnover...........       70%*        94%        180%*       114%       271%       231%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                     NINE
                                MONTHS                  MONTHS
                                ENDED     YEAR ENDED     ENDED        YEAR ENDED DECEMBER 31,
       CLASS B SHARES          MAR. 31,   SEPT. 30,    SEPT. 30,   ------------------------------
                               2000 (A)    1999 (A)    1998 (A)    1997 (A)     1996       1995
                               ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $  9.713    $ 10.634    $ 10.261    $ 10.050   $  10.56   $   9.68
                               --------    --------    --------    --------   --------   --------
  Net Investment Income......      .241        .533        .427        .588       .635        .60
  Net Realized and Unrealized
    Gain/Loss................     (.089)      (.898)       .380        .211      (.527)     .8965
                               --------    --------    --------    --------   --------   --------
Total from Investment
  Operations.................      .152       (.365)       .807        .799       .108     1.4965
                               --------    --------    --------    --------   --------   --------
Less Distributions from and
  in Excess of Net Investment
  Income.....................      .257        .556        .434        .588       .618      .6165
                               --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  9.608    $  9.713    $ 10.634    $ 10.261   $ 10.050   $  10.56
                               ========    ========    ========    ========   ========   ========

Total Return (b).............     1.66%*     (3.49%)      8.05%*      8.27%      1.17%     15.93%
Net Assets at End of the
  Period (In millions).......  $   65.1    $   93.9    $  153.2    $  199.2   $  236.7   $  285.5
Ratio of Expenses to Average
  Net Assets (c).............     1.78%       1.78%       1.78%       1.78%      1.82%      1.77%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................     5.01%       5.24%       5.55%       5.87%      6.13%      5.86%
Portfolio Turnover...........       70%*        94%        180%*       114%       271%       231%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX                     NINE
                                MONTHS                  MONTHS
                                ENDED     YEAR ENDED     ENDED        YEAR ENDED DECEMBER 31,
       CLASS C SHARES          MAR. 31,   SEPT. 30,    SEPT. 30,   ------------------------------
                               2000(A)     1999(A)      1998(A)    1997(A)      1996       1995
                               ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $  9.686    $ 10.609    $ 10.239    $ 10.031   $  10.54   $   9.66
                               --------    --------    --------    --------   --------   --------
  Net Investment Income......      .237        .530        .423        .587       .623        .60
  Net Realized and Unrealized
    Gain/Loss................     (.083)      (.897)       .381        .209      (.514)     .8965
                               --------    --------    --------    --------   --------   --------
Total from Investment
  Operations.................      .154       (.367)       .804        .796       .109     1.4965
                               --------    --------    --------    --------   --------   --------
Less Distributions from and
  in Excess of Net Investment
  Income.....................      .257        .556        .434        .588       .618      .6165
                               --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  9.583    $  9.686    $ 10.609    $ 10.239   $ 10.031   $  10.54
                               ========    ========    ========    ========   ========   ========

Total Return (b).............     1.56%*     (3.50%)      8.07%*      8.28%      1.18%     15.96%
Net Assets at End of the
  Period (In millions).......  $   14.3    $   18.7    $   19.3    $   16.4   $   21.6   $   26.8
Ratio of Expenses to Average
  Net Assets (c).............     1.78%       1.78%       1.78%       1.79%      1.82%      1.77%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................     5.01%       5.25%       5.51%       5.87%      6.12%      5.86%
Portfolio Turnover...........       70%*        94%        180%*       114%       271%       231%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,623,043,680, the aggregate gross unrealized appreciation is $16,910,334 and the aggregate gross unrealized depreciation is $30,665,739, resulting in net unrealized depreciation on long- and short-term investments of $13,755,405.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $428,642,286 which will expire between September 30, 2002 and September 30, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following tax year, wash sales, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2000, the Fund's custody fee was reduced by $13,587 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $1 billion............................................    .540 of 1%
Next $1 billion.............................................    .515 of 1%
Next $1 billion.............................................    .490 of 1%
Next $1 billion.............................................    .440 of 1%
Next $1 billion.............................................    .390 of 1%
Next $1 billion.............................................    .340 of 1%
Next $1 billion.............................................    .290 of 1%
Over $7 billion.............................................    .240 of 1%

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $51,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 2000, the Fund recognized expenses of approximately $178,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2000, the Fund recognized expenses of approximately $1,149,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $2,097,526,250, $7,251,540 and $10,175,081 for Classes A, B and C, respectively. For the six months ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   23,043,333    $ 220,937,777
  Class B...............................................    1,289,784       12,325,855
  Class C...............................................      293,927        2,814,662
                                                          -----------    -------------
Total Sales.............................................   24,627,044    $ 236,078,294
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,857,492    $  27,244,712
  Class B...............................................      161,967        1,548,164
  Class C...............................................       28,698          273,774
                                                          -----------    -------------
Total Dividend Reinvestment.............................    3,048,157    $  29,066,650
                                                          ===========    =============
Repurchases:
  Class A...............................................  (45,174,320)   $(432,522,678)
  Class B...............................................   (4,340,913)     (41,524,076)
  Class C...............................................     (756,359)      (7,248,355)
                                                          -----------    -------------
Total Repurchases.......................................  (50,271,592)   $(481,295,109)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

    At September 30, 1999, capital aggregated $2,281,866,439, $34,901,597 and
$14,335,000 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   60,813,307    $ 613,643,155
  Class B...............................................    4,897,452       49,553,022
  Class C...............................................    1,062,446       10,727,750
                                                          -----------    -------------
Total Sales.............................................   66,773,205    $ 673,923,927
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    6,243,513    $  63,009,646
  Class B...............................................      433,204        4,376,618
  Class C...............................................       65,022          654,014
                                                          -----------    -------------
Total Dividend Reinvestment.............................    6,741,739    $  68,040,278
                                                          ===========    =============
Repurchases:
  Class A...............................................  (75,125,808)   $(758,074,693)
  Class B...............................................  (10,073,200)    (102,455,589)
  Class C...............................................   (1,023,964)     (10,336,031)
                                                          -----------    -------------
Total Repurchases.......................................  (86,222,972)   $(870,866,313)
                                                          ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2000 and the year ended September 30, 1999, 1,419,921 and 5,247,496 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2000 and the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended March 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $31,300 and CDSC on redeemed shares of approximately $104,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $1,169,755,511 and $1,679,759,528, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................     1,400
Futures Opened..............................................    12,275
Futures Closed..............................................   (12,475)
                                                               -------
Outstanding at March 31, 2000...............................     1,200
                                                               =======

    The futures contracts outstanding as of March 31, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Note 5-Year Futures June 2000
  (Current Notional Value of $98,500 per contract)..........      700      $  654,687
U.S. Treasury Note 10-Year Futures June 2000
  (Current Notional Value $98,078 per contract).............      500         443,750
                                                                -----      ----------
                                                                1,200      $1,098,437
                                                                =====      ==========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of March 31, 2000:

                                                                            UNREALIZED
PAR AMOUNT                                                    CURRENT      APPRECIATION/
  (000)                     DESCRIPTION                        VALUE       DEPRECIATION
SHORT CONTRACTS
$30,000     FNMA April Forward, 7.00%...................    $28,828,200     $  (107,887)
 75,000     GNMA April Forward, 6.00%...................     68,695,500        (820,500)
 50,000     GNMA April Forward, 7.00%...................     48,422,000        (464,969)
                                                                            -----------
                                                                            $(1,393,356)
                                                                            ===========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS -- In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. At March 31, 2000, the Fund has net realized losses on closed but unsettled forward contracts of $1,466,406 scheduled to settle between April 13, 2000 and April 19, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 2000 are payments retained by Van Kampen of approximately $418,200.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000 (Unaudited)

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                               # OF SHARES
                                                     --------------------------------
                                                      IN FAVOR              WITHHELD
J. Miles Branagan..................................  101,248,828            2,132,812
Jerry D. Choate....................................  101,177,545            2,204,095
Linda Hutton Heagy.................................  101,234,704            2,146,936
R. Craig Kennedy...................................  101,266,757            2,114,883
Mitchell M. Merin..................................  101,175,962            2,205,678
Jack E. Nelson.....................................  101,187,425            2,184,215
Richard F. Powers, III.............................  101,156,936            2,224,704
Phillip B. Rooney..................................  101,180,357            2,201,283
Fernando Sisto.....................................  101,169,328            2,212,312
Wayne W. Whalen....................................  101,271,504            2,110,136
Suzanne H. Woolsey.................................  101,223,608            2,158,032
Paul G. Yovovich*..................................  101,265,631            2,116,009

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent public accounts for the Fund, 100,421,409 shares voted for the proposal, 633,649 shares voted against and 2,326,582 shares abstained.**

** PricewaterhouseCoopers LLP has ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.